Future Minimum Lease Payments Under Operating Leases (Detail)	Dec. 31, 2014 USD ($)
Future Minimum Rental Payments For Operating Leases [Line Items]
2015	$ 62,885
2016	64,430
2017	66,514
2018	5,557
Total future minimum lease payments	$ 199,386